Share Class & Ticker	Class A	Class B	Trust Shares
	HFIXX	HUNXX	HFDXX

Summary Prospectus  May 1, 2010

Huntington Money Market Fund

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at http://www.huntingtonfunds.com/ prospectussummary. You can also get this information at no cost by calling 800-253-0412, by emailing a request to info@huntingtonfunds.com, or by asking any financial advisor, bank, or broker-dealer who offers shares of the Fund. This Summary Prospectus incorporates by reference the Fund’s entire prospectus and SAI, each dated May 1, 2010.

Investment Objective

The Fund’s investment objective is to seek to maximize current income while preserving capital and maintaining liquidity by investing in a portfolio of high-quality money market instruments.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchase (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	Redemption Fee (as a percentage of amount redeemed, if applicable)
Trust	None	None	None
Class A	None	None	None
Class B	None	5.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses (including shareholder services fee)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
Trust	0.29%	None	0.58%	0.02%	0.89%
Class A	0.29%	0.25%	0.58%	0.02%	1.14%
Class B	0.29%	0.75%	0.58%	0.02%	1.64%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Trust	$91	$284	$493	$1,096	$91	$284	$493	$1,096
Class A	$116	$362	$628	$1,386	$116	$362	$628	$1,386
Class B	$667	$817	$1,092	$1,810	$167	$517	$892	$1,810

Not A Deposit • Not FDIC Insured • May Lose Value • No Bank Guarantee • Not Insured By Any Government Agency

Huntington Money Market Fund

Principal Investment Strategy

The Advisor strives to maintain a $1.00 net asset value (“NAV”) per share for the Fund by investing in commercial paper and U.S. government agency notes, and other short-term money market instruments, which may include municipal securities that are either rated in the highest rating category by a NRSRO or unrated and deemed to be of comparable quality by the Advisor. In managing the portfolio, the Advisor determines an appropriate dollar-weighted average maturity range for the Fund (currently between 25 and 60 days) and endeavors to diversify the portfolio across market sectors. Like all money market funds, the Fund’s dollar-weighted average maturity range may extend up to 90 days when the Advisor deems it necessary.

The Fund intends to invest in the securities of U.S. government-sponsored entities (“GSEs”). Some GSE securities are backed by the full faith and credit of the U.S. government and some GSE securities are not.

Principal Risks

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s NAV and returns include:

Credit Risk: Issuers of securities in which the Fund invests may have their credit ratings downgraded or may default in the payment of principal or interest on the securities, which would cause the Fund to lose money.

Counterparty Risk: The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

Interest Rate Risk: The value of the Fund’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Fund’s investments in fixed income securities may decline when prevailing interest rates decline.

Recoupment Risk: The Advisor entered into an agreement with the Fund effective June 15, 2009, whereby the Advisor agreed to waive all or a portion of its investment advisory fee and/or to reimburse certain operating expenses of the Fund to the extent necessary to ensure that the Fund maintains a positive yield of at least 0.01%. The Advisor shall be entitled to recoup from the Fund any waived and/or reimbursed amounts pursuant to the agreement for a period of up to three (3) years from the date of the waiver and/or reimbursement. This recoupment could negatively affect the Fund’s future yield. The Advisor may terminate the agreement at any time upon thirty (30) days prior written notice to the Fund.

Performance Information

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Trust shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information will be available at www.huntingtonfunds.com, or by calling 1-800-253-0412.

Best and Worst Quarter Returns
(for periods shown in the bar chart)
Best Quarter Q3 2000	1.55%
Worst Quarter Q4 2009	0.00%

Risk/Return Bar Chart

Summary Prospectus	May 1, 2010

Average Annual Total Returns (for periods ended 12/31/09)

	1 Year	5 Years	10 Years
Trust — Before Taxes	0.01%	2.50%	2.37%
Class A — Before Taxes	0.01%	2.30%	2.17%
Class B — Before Taxes (with applicable Contingent Deferred Sales Charge)*	(4.99)%	1.68%	1.96%

*	Prior to May 1, 2000 (the inception date for Class B Shares), performance for Class B Shares is based on the performance of Class A Shares, adjusted for the Class B Shares 12b-1 fees and contingent deferred sales charges.

Investment Advisor

The Fund’s investment advisor is Huntington Asset Advisors, Inc.

Purchasing and Redeeming Shares

The minimum initial purchase or redeemed for the Fund’s Class A Shares, Class B Shares and Trust Shares is $1,000. For Class A Shares and Class B Shares, the minimum subsequent investment is $50; for Trust Shares the minimum subsequent investment is $500. For Class A Shares, Class B Shares and Trust Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

Shares may be purchased by calling your investment professional or directly from the Trust at (800) 253-0412; by check payable to the Huntington Money Market Fund and applicable Share class (e.g., Huntington Money Market Fund — Class A Shares) (Mail to The Huntington Funds, P.O. Box 6110, Indianapolis, IN 46206-6110); or by Federal funds wire (Huntington National Bank NA, ABA #044000024, Huntington Fund, Account #01892228947, Shareholder Name, Shareholder Account Number). Redeem on any business day when the Federal Reserve Bank and the New York Stock Exchange are open by telephone at (800) 253-0412, or by calling your Investment Professional; or by mail at the Huntington Funds address above.

Tax Information

The Fund’s distributions are taxable as ordinary income or capital gains, except when your investment is through an Individual Retirement Account (IRA).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Summary Prospectus	May 1, 2010